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                           Prospectus Supplement to
                        VAN ECK GLOBAL FUNDS PROSPECTUS
                               Dated May 1, 1998

Amendment to Prospectus

The Board of Trustees of the Van Eck Funds has voted to approve a series of changes to the policies and procedures of the Gold/Resources Fund; International Investors Gold Fund; and the Global Balanced Fund. These changes include:

Changes in the Gold/Resources Fund and International Investors Gold Fund's sub-classification from diversified to non-diversified and related changes to the Funds' investment restrictions.

Increased ability of the Gold/Resources Fund and International Investors Gold Fund to engage in short-term borrowing and to purchase a broader list of precious metals, silver, platinum and palladium and elimination of the Funds' prohibitions on stock lending.

The Gold/Resources Fund would eliminate its restrictions on investing in South Africa.

The International Investors Gold Fund would adopt a distribution plan permitting a .25% distribution fee.

The Global Balanced Fund would change its investment objective to capital appreciation.

These proposed changes will be submitted to each Fund's shareholders in April 1999 and, if approved, would be effective on May 1, 1999.

                   Prospectus Supplement Dated March 3, 1999